Debt - Financial Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
Interest Expense, Long-term Debt	$ 27,719	$ 16,002	$ 998
Amortization of Deferred Charges	6,085	4,137	1,988
Write off of deferred financing costs	470	3,781	16,085
Increase (Decrease) in Fair Value of Interest Rate Fair Value Hedging Instruments	63	0	0
Other Financial Services Costs	625	1,001	453
Financial expense	$ 34,962	$ 24,921	$ 19,524